EXHIBIT 10.54



                             OMNIBUS AMENDMENT NO. 1

         This Omnibus Amendment No. 1 (this "AMENDMENT"), dated as of November 15, 2006, is entered into by and between THINKPATH, INC., an Ontario corporation (the "PARENT"), THINKPATH, INC., an Ohio corporation ("THINKPATH-OH"), THINKPATH OF MICHIGAN, INC., a Michigan corporation (the "THINKPATH-MI"), THINKPATH TECHNICAL SERVICES, INC., an Ohio corporation ("THINKPATH TECHNICAL" and together with the Parent, Thinkpath-OH and Thinkpath-MI, the "COMPANIES" and each, a "COMPANY") and LAURUS MASTER FUND, LTD., a Cayman Islands company ("LAURUS"), for the purpose of amending the terms of (i) the Overadvance Side Letter, dated June 30, 2006 by and among each Company and Laurus (as amended, modified or supplemented from time to time, the "OVERADVANCE SIDE LETTER"), (ii) the Secured Term Note issued by the Companies as of June 30, 2006 to Laurus in the initial face amount of $1,400,000 (as amended, modified or supplemented from time to time, the "TERM NOTE") pursuant to the terms of the Security Agreement, dated as of June 30, 2006, by and among each Company and Laurus (as amended, modified or supplemented from time to time, the "SECURITY AGREEMENT"), and, together with the Overadvance Side Letter, the Term Note and each other Ancillary Agreement as defined in the Security Agreement, the "LOAN Documents"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Term Note and Security Agreement, as applicable.

         WHEREAS, each Company and Laurus have agreed to make certain changes and/or modifications to the Overadvance Side Letter, the Term Note and the Security Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

FOREBEARANCE

         1. Laurus and each Company hereby agree that the Companies shall not be required to pay the principal portion of any Monthly Amount (as defined in the Term Note) due on the first business day of December 2006 and January 2007 on such dates (collectively, the "POSTPONED PRINCIPAL"); PROVIDED THAT, the Postponed Principal (i.e. $84,848.48) shall be paid in full on the Maturity Date (as defined in the Term Note), together with all other amounts due and payable on such date under the Security Agreement and the Ancillary Agreements.

AMENDMENTS

         2. The first paragraph of the Overadvance Side Letter is hereby amended by (i) deleting the penultimate sentence of such first paragraph in its entirety and inserting the following new sentence in lieu thereof: "Subject to satisfaction of the Overadvance Conditions, during the Period (as defined below) the maximum aggregate outstanding principal amount of the Overadvance (the "MAXIMUM PERIODIC OVERADVANCE AMOUNT") shall not exceed such amount as set forth on Schedule A hereto opposite the "Period" during which time such determination is made (the "APPLICABLE PERIOD")", (ii) inserting the following text at the end of the first paragraph thereof: "At no time shall the principal amount outstanding under the Revolving Note (including, without limitation, the outstanding Overadvance which shall not at any time exceed the applicable Maximum Periodic Overadvance Amount) exceed $3,500,000".

         3. The second paragraph of the Overadvance Side Letter is hereby amended by (i) deleting the text "for a period of 180 days from the date hereof (the "PERIOD")" appearing in such second paragraph and inserting the text "during the period commencing on June 30, 2006 through and including December 31, 2007 (the "PERIOD")".

         4. The third paragraph of the Overadvance Side Letter is hereby deleted in its entirety and the following new paragraph inserted in lieu thereof:

                  "The Companies hereby each acknowledge and agree that Laurus' obligation to fund the Initial Overadvance Amount and each permitted reborrowing thereof up to the Maximum Overadvance Amount shall, at the time of such making of such Overadvance or reborrowing, and immediately after giving effect thereto, be subject to the satisfaction of the following conditions (the "OVERADVANCE CONDITIONS"): (i) no Event of Default shall exist and be continuing as of such date; (ii) all representations, warranties and covenants made by the Companies in connection with the Security Agreement and the Ancillary Agreements shall be true, correct and complete as of such date; and (iii) the Companies and their respective Subsidiaries shall have taken all action necessary to grant Laurus "control" over all of the Companies' and their respective Subsidiaries' Deposit Accounts (the "CONTROL ACCOUNTS"), with any agreements establishing "control" to be in form and substance satisfactory to Laurus. "Control" over such Control Accounts shall be released upon the indefeasible repayment in full and termination of the Overadvance (together with all accrued interest and fees which remain unpaid in respect thereof)."

         5. The Overadvance Side Letter is hereby further amended by inserting "Schedule A" in the form attached hereto as Annex A to the end of the Overadvance Side Letter.

ADDITIONAL WARRANT

         6. The Parent will, on the date hereof, issue a seven year warrant (the "ADDITIONAL WARRANT") to Laurus to purchase 940,750 shares of the common stock of the Parent with an exercise price of $0.23 per share, such Additional Warrant to be in the form attached hereto as Exhibit A. The Parent further agrees to file a Registration Statement (as defined in the Registration Rights Agreement), to register the shares of Common Stock that may be issued upon exercise of the Additional Warrant upon the earlier to occur of (x) the 30th day following the date upon which the SEC has declared effective each Registration Statement filed by the Company as of the date hereof for the benefit of Laurus as reseller and
(y) the 90th day following the date hereof (the "Filing Date"). For the avoidance of date, the "Filing Date" shall be deemed a Filing Date as defined in the Registration Rights Agreement.


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


MISCELLANEOUS

         7. This Amendment shall be effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE") on the date when (i) each of the Companies and Laurus shall have duly executed and each of the Companies shall have delivered to Laurus their respective counterparts to this Amendment and (ii) the Parent shall have duly executed and delivered to Laurus the Additional Warrant.

         8. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

         9. The Parent and, to the extent applicable, each of the other Companies hereby represent and warrant to Laurus that (i) no Event of Default exists on the date hereof, (ii) on the date hereof, all representations, warranties and covenants made by the Parent and/or such other Companies, as applicable, in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, all of the Parent's, the other Companies' and their respective Subsidiaries' covenant requirements have been met.

         10. From and after the Amendment Effective Date, all references in the Loan Documents, the other Ancillary Agreements to any Loan Document shall be deemed to be a reference to such Loan Document as modified hereby.

         11. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.



                                     * * * *


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


IN WITNESS WHEREOF, each of the Companies and Laurus have caused this Amendment to be effective and signed in its name effective as of the date set forth above.



                                      THINKPATH INC., AN ONTARIO CORPORATION


                                      By:/S/ DECLAN FRENCH
                                        ----------------------------------------
                                      Name:  Declan French
                                      Title:    Chief Executive Officer


                                      THINKPATH INC., AN OHIO CORPORATION


                                      By:/S/ DECLAN FRENCH
                                        ----------------------------------------
                                      Name:  Declan French
                                      Title:    Chief Executive Officer


                                      THINKPATH OF MICHIGAN INC.,
                                      A MICHIGAN CORPORATION


                                      By:/S/ DECLAN FRENCH
                                        ----------------------------------------
                                      Name:  Declan French
                                      Title:    Chief Executive Officer


                                      THINKPATH TECHNICAL SERVICES INC.,
                                      AN OHIO CORPORATION


                                      By:/S/ DECLAN FRENCH
                                        ----------------------------------------
                                      Name:  Declan French
                                      Title:    Chief Executive Officer



                                      LAURUS MASTER FUND, LTD.


                                      By: /S/ EUGENE GRIN
                                         ---------------------------------------
                                      Name:  Eugene Grin
                                      Title:  Director



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


ANNEX A

"Schedule A

--------------------------------- -----------------------

                                     MAXIMUM PERIODIC
                                    OVERADVANCE AMOUNT
             PERIOD
--------------------------------- -----------------------
--------------------------------- -----------------------
June 30, 2006 through and               $1,500,000
including November 14, 2006
--------------------------------- -----------------------
--------------------------------- -----------------------
November 15, 2006 through and         $1,542,424.24
including June 30, 2007
--------------------------------- -----------------------
--------------------------------- -----------------------
July 1, 2007 through and              $1,442,424.24
including August July 30, 2007
--------------------------------- -----------------------
--------------------------------- -----------------------
August 1, 2007 through and            $1,342,424.24
including August 31, 2007
--------------------------------- -----------------------
--------------------------------- -----------------------
September 1, 2007 through and         $1,242,424.24
including September 30, 2007
--------------------------------- -----------------------
--------------------------------- -----------------------
October 1, 2007 through and           $1,142,424.24
including October 31, 2007
--------------------------------- -----------------------
--------------------------------- -----------------------
November 1, 2007 through and          $1,042,424.24
including November 30, 2007
--------------------------------- -----------------------
--------------------------------- -----------------------
December 1, 2007 through and           $942,424.24
including December 30, 2007
--------------------------------- -----------------------
--------------------------------- -----------------------
December 31, 2007                           $0
--------------------------------- -----------------------



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


         EXHIBIT A

         FORM OF ADDITIONAL WARRANT






















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